DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

          As a shareholder of Dreyfus New Jersey Intermediate Municipal Bond Fund (the “Fund”), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Premier New Jersey Municipal Bond Fund, Inc. (the “Acquiring Fund”), in exchange for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities. The Acquiring Fund, like the Fund, normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and New Jersey state personal income taxes. The Acquiring Fund has substantially more assets and a better performance record than the Fund. In addition, the Acquiring Fund’s Class Z shares are expected to have a lower total expense ratio than the Fund. The Dreyfus Corporation (“Dreyfus”) is the investment adviser to the Acquiring Fund and the Fund.

          If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has the same investment objective and substantially similar investment management policies as the Fund.

          Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies. As a result of the review, management recommended that the Fund be consolidated with the Acquiring Fund. Management believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

          After careful review, the Fund’s Board of Trustees has unanimously approved the proposed reorganization. The Trustees believe that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund with a better performance record. The Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.

          Your vote is extremely important, no matter how large or small your Fund holdings.

      To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

          Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

Sincerely, J. David Officer President

December 28, 2006

TRANSFER OF THE ASSETS OF
DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
TO AND IN EXCHANGE FOR CLASS Z SHARES OF
DREYFUS PREMIER NEW JERSEY MUNICIPAL BOND FUND, INC.

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier New Jersey Municipal Bond Fund, Inc. (the “Acquiring Fund”), an open-end investment company managed by The Dreyfus Corporation (“Dreyfus”), on or about March 12, 2007 (the “Closing Date”), and will no longer be a shareholder of Dreyfus New Jersey Intermediate Municipal Bond Fund (the “Fund”). You will receive Class Z shares of the Acquiring Fund with a value equal to the value of your investment in the Fund as of the Closing Date. The Fund will then cease operations.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Fund’s Board believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, which has substantially more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management. In addition, the Acquiring Fund has a better performance record, and the Acquiring Fund’s Class Z shares are expected to have a lower total expense ratio, than the Fund. The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund have the same investment objective and substantially similar investment management policies. Both funds seek as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital. To pursue its goal, each fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and New Jersey state personal income taxes. Each fund invests at least 80% of its assets in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus, and may invest up to 20% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the Acquiring Fund’s portfolio normally exceeds ten years, but the Acquiring Fund may invest without regard to maturity. The Fund is required to generally maintain a dollar-weighted average portfolio maturity between three and ten years. As of August 28, 2006, the dollar-weighted average maturity of the Acquiring Fund’s portfolio and the Fund’s portfolio was 14.10 years and 9.42 years, respectively. The average duration of the Acquiring Fund’s portfolio and the Fund’s portfolio as of such date, however, was 5.24 years and 5.44 years, respectively. The portfolio managers of the Fund and the Acquiring Fund and management believe that, because of prevalent market conditions, the characteristics of the funds’ portfolios are not significantly different, notwithstanding the differences in the average maturity of the Acquiring Fund’s and the Fund’s respective portfolios. Dreyfus is the investment adviser to the Fund and the Acquiring Fund and provides day-to-day management of each fund’s investments. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, distributes each fund’s shares. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder’s tax basis in Fund shares will carry over to the shareholder’s Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization, which distribution would be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. You also will have the ability to continue to write redemption checks against your account through the Checkwriting privilege. You also may continue to purchase and sell shares of the Acquiring Fund online through www.dreyfus.com.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

No. Under its agreement with Dreyfus, the Fund and the Acquiring Fund each pay Dreyfus a management fee at the annual rate of 0.60% of the value of the respective fund’s average daily net assets. In addition, it currently is anticipated that Class Z shares of the Acquiring Fund will have a lower total expense ratio than the Fund based on expenses of the funds as of July 31, 2006 and the estimated expenses for the Acquiring Fund’s Class Z shares if the reorganization is consummated.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE BOARD OF TRUSTEES OF THE FUND RECOMMEND I VOTE?

The Fund’s Board of Trustees has determined that reorganizing the Fund into the Acquiring Fund, which is managed by Dreyfus and has the same investment objective and substantially similar investment management policies as the Fund, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a substantially larger fund with a better performance record. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.

The Fund’s Board of Trustees believes that the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Trustees recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

_________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

_________________

To the Shareholders:

          A Special Meeting of Shareholders of Dreyfus New Jersey Intermediate Municipal Bond Fund (the “Fund”) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, March 1, 2007, at 11:00 a.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier New Jersey Municipal Bond Fund, Inc. (the “Acquiring Fund”), in exchange for Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Reorganization”). Class Z shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

          Shareholders of record at the close of business on December 15, 2006 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees Michael A. Rosenberg Secretary

New York, New York
December 28, 2006

                                                                                     WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

To and in Exchange for Class Z Shares of

DREYFUS PREMIER NEW JERSEY MUNICIPAL BOND FUND, INC.

PROSPECTUS/PROXY STATEMENT

_________________

December 28, 2006

_________________

Special Meeting of Shareholders
To Be Held on Thursday, March 1, 2007

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus New Jersey Intermediate Municipal Bond Fund (the “Fund”) to be used at the Special Meeting of Shareholders (the “Meeting”) of the Fund to be held on Thursday, March 1, 2007, at 11:00 a.m., at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on December 15, 2006 are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Fund transfer all of its assets to Dreyfus Premier New Jersey Municipal Bond Fund, Inc. (the “Acquiring Fund”), in exchange for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”). Upon consummation of the Reorganization, the Acquiring Fund Class Z shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund’s Class Z shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class Z shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder’s Fund shares as of the date of the Reorganization.

          This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

          A Statement of Additional Information (“SAI”) dated December 28, 2006, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund’s shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

          The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have the same investment objective and substantially similar investment management policies. The Fund and the Acquiring Fund each normally invest substantially all of their respective assets in municipal bonds that provide income exempt from federal and New Jersey state personal income taxes. A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement. The Acquiring Fund intends to issue Class Z shares only if the Reorganization is approved by Fund shareholders and consummated.

          The Acquiring Fund’s Prospectus dated December 18, 2006, Annual Report for its fiscal year ended December 31, 2005 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six-month period ended June 30, 2006 accompany this Prospectus/Proxy Statement. The Acquiring Fund’s Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund’s most-recent Prospectus, its Annual Report for the fiscal year ended March 31, 2006 and Semi-Annual Report for the six-month period ended September 30, 2006, please call 1-800-645-6561, visit www.dreyfus.com, or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

          Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

          As of October 31, 2006, there were 13,023,139 Fund shares issued and outstanding.

          Proxy materials will be mailed to shareholders of record on or about December 29, 2006.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization

Exhibit B: Description of the Acquiring Fund's Board Members	5 13 14 16 16 19 19 19 A-1 B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE
ACQUIRING FUND

SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund’s Prospectus, the Fund’s Prospectus and the Agreement and Plan of Reorganization (the “Plan”) attached to this Prospectus/Proxy Statement as Exhibit A.

          Proposed Transaction. The Fund’s Board, including the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets, and the Acquiring Fund will assume the Fund’s stated liabilities. The Fund will distribute all Acquiring Fund Class Z shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of the Acquiring Fund’s Class Z shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be terminated.

           As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

          The Fund’s Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund’s existing shareholders will not be diluted as a result of the transactions contemplated thereby. See “Reasons for the Reorganization.”

          Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund. See “Information about the Reorganization—Federal Income Tax Consequences.”

          Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund’s Prospectus and the Acquiring Fund’s Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Acquiring Fund has the same investment objective and substantially similar investment management policies as the Fund. Both funds seek as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital. To pursue its goal, each fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and New Jersey state personal income taxes.

           The Acquiring Fund, like the Fund, invests at least 80% of its assets in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus, and may invest up to 20% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus.

           The dollar-weighted average maturity of the Acquiring Fund’s portfolio normally exceeds ten years, but the Acquiring Fund may invest without regard to maturity. The Fund is required to generally maintain a dollar-weighted average portfolio maturity between three and ten years. As of August 28, 2006, the dollar-weighted average maturity of the Acquiring Fund’s portfolio and the Fund’s portfolio was 14.10 years and 9.42 years, respectively. The average duration of the Acquiring Fund’s portfolio and the Fund’s portfolio as of such date, however, was 5.24 years and 5.44 years, respectively. Duration is a measure of how sensitive a fund’s portfolio may be to changes in interest rates — generally, the longer a fund’s duration, the more likely its portfolio is to react to interest rate fluctuations and the greater its long-term risk/return potential. The portfolio managers of the Fund and the Acquiring Fund and management believe that, because of prevalent market conditions, the characteristics of the funds’ portfolios are not significantly different notwithstanding the differences in the average maturity of the Acquiring Fund’s and the Fund’s respective portfolios.

          Although each fund seeks to provide income exempt from federal and New Jersey state income taxes, interest from some fund holdings may be subject to the federal alternative minimum tax. In addition, each fund temporarily may invest in taxable bonds and municipal bonds that pay income exempt only from federal income tax.

          For each fund, the portfolio manager may buy and sell municipal bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond’s potential volatility in different rate environments. The portfolio manager for each fund focuses on municipal bonds with the potential to offer attractive current income, typically looking for municipal bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of each fund’s assets may be allocated to “discount” bonds, which are municipal bonds that sell at a price below their face value, or to “premium” bonds, which are municipal bonds that sell at a price above their face value. The allocation to either discount municipal bonds or to premium municipal bonds will change along with the portfolio manager’s changing views of the current interest rate and market environment. The portfolio manager also may look to select municipal bonds that are most likely to obtain attractive prices when sold.

          The Fund and the Acquiring Fund may, but are not required to, use derivatives, such as futures, options and swap agreements, as a substitute for taking a position in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy. Each of the Fund and the Acquiring Fund also may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates and may make forward commitments in which the relevant fund agrees to buy or sell a security in the future at a price agreed upon today.

          Each fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund’s total assets.

          For more information on either the Fund’s or the Acquiring Fund’s management policies, see “Goal/Approach” in the relevant Prospectus and “Description of the Fund” in the relevant Statement of Additional Information.

          The Acquiring Fund is a corporation organized under the laws of the State of Maryland. The Fund is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. See “Certain Organizational Differences Between the Acquiring Fund and the Fund” below.

          Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are similar. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means you could lose money.

•	Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

•	Call risk. Some municipal bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the relevant fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of a fund's "callable" issues are subject to increased price fluctuation.

•	Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the Fund's or the Acquiring Fund's share price. Although each fund invests primarily in investment grade bonds, each fund may invest up to 20% of its assets in high yield bonds, which involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•	Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

•	State-specific risk. Each fund is subject to the risk that New Jersey's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes each fund more sensitive to risks specific to the state and may magnify other risks.

•	Market sector risk. Each fund's overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors. Each fund may significantly overweight or underweight certain industries or market sectors, which may cause such fund's performance to be more or less sensitive to developments affecting those industries or sectors.

•	Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. Although each fund will invest in municipal bonds that pay interest that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by Dreyfus to be reliable), from federal income tax, if any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.

•	Leveraging risk. The use of leverage, such as lending portfolio securities, engaging in forward commitment transactions and investing in inverse floating rate securities, may cause taxable income and may magnify the fund's gains or losses.

•	Derivatives risk. Each fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), inverse floaters and swap agreements. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on a fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with the underlying instruments or such fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

•	Non-diversification risk. Each fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the Fund's and the Acquiring Fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

          The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

          Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

          See “Main Risks” in the relevant Prospectus and “Description of the Fund” in the relevant Statement of Additional Information for a more complete description of investment risks.

          Redemption Fee. Fund shares and Class Z shares of the Acquiring Fund are each subject to a 1.00% redemption fee on redemptions or exchanges of shares owned for less than 30 days.

          Fees and Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund and the Acquiring Fund, respectively, as of July 31, 2006. The “Pro Forma After Reorganization” operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of July 31, 2006, as adjusted showing the effect of the Reorganization had it occurred on such date. Each fund has agreed to pay Dreyfus a management fee at the annual rate of 0.60% of the value of the respective fund’s average daily net assets. In addition, it currently is anticipated that Class Z shares of the Acquiring Fund will have a lower total expense ratio than the Fund based on expenses of the funds as of July 31, 2006 and the estimated expenses for the Acquiring Fund’s Class Z shares if the Reorganization is consummated. With respect to the Fund, Dreyfus has voluntarily agreed to waive a portion of its management fee and/or reimburse the Fund to the extent the Fund’s total annual operating expenses exceed 0.80% of the Fund’s average daily net assets. This voluntary undertaking may be terminated at any time. Shares of the Fund and Class Z shares of the Acquiring Fund are not subject to any sales charges. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

	Fund	Acquiring Fund Class Z	Pro Forma After Reorganization Acquiring Fund Class Z
Management fees	.60%	.60%	.60%
Rule 12b-1 fee	none	none	none
Shareholder services fee	.06%	.06%	.06%
Other expenses	.14%	.11%*	.11%*

Total	.80%	.77%	.77%

___________________

*   “Other expenses” are estimated for Class Z shares of the Acquiring Fund.

Expense example

	1 Year	3 Years	5 Years	10 Years
Fund shares	$ 82	$255	$444	$990
Acquiring Fund Class Z shares	$ 79	$246	$428	$954
Pro Forma--After Reorganization Acquiring Fund Class Z shares	$ 79	$246	$428	$954

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

          Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Fund shows the changes in the performance of the Fund’s shares from year to year and the bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund’s Class A shares from year to year. The table for the Fund compares the average annual total returns of the Fund to those of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged benchmark of total return performance for non-New Jersey-specific municipal bonds with maturities ranging between 6 to 8 years. The table for the Acquiring Fund compares the average annual total returns of the Acquiring Fund’s Class A shares to those of the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for non-New Jersey-specific municipal bonds. Sales loads applicable to Class A shares are not reflected in the Acquiring Fund’s bar chart or table; if they were, the Acquiring Fund’s Class A returns shown would have been lower. Since Class Z shares of the Acquiring Fund are new, past performance information is not available for that class. There are no sales loads for Class Z shares of the Acquiring Fund. There will be no exchange of Class A shares of the Acquiring Fund in the Reorganization. All returns assume reinvestment of dividends and distributions. Of course, past performance (both before and after taxes) is no guarantee of future results. After the Reorganization, Class Z shares of the Acquiring Fund generally will not be available for new accounts.

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

+3.43	+8.84	+5.82	-4.24	+11.37	+4.19	+8.88	+4.90	+3.91	+3.22

'96	'97	'98	'99	'00	'01	'02	'03	'04	'05

Best Quarter: Worst Quarter:	Q4 '00 Q2 '04	+4.40% -2.85%

The year-to-date total return of the Acquiring Fund's Class A shares as of 9/30/06 was +3.37%.

Acquiring Fund — Class A Shares (without
sales charges)
Average annual total returns as of 12/31/05

	1 Year	5 Years	10 Years
Class A
returns before taxes	3.22%	5.00%	4.95%
Class A
returns after taxes
on distributions	3.22%	4.99%	4.85%
Class A
returns after taxes
on distributions and
sale of fund shares	3.60%	4.94%	4.88%
Lehman Brothers
Municipal Bond Index*
reflects no deduction for
fees, expenses or taxes	3.51%	5.59%	5.71%

      *Unlike the Acquiring Fund, the Index is not composed of bonds of a single state.

Fund Shares
Year-by-year total returns as of 12/31 each year (%)

+3.30	+6.94	+5.44	-0.67	+7.24	+4.45	+8.62	+4.16	+2.74	+1.93

'96	'97	'98	'99	'00	'01	'02	'03	'04	'05

Best Quarter: Worst Quarter:	Q3 '02 Q2 '04	+4.18% -2.45%

The year-to-date total return of the Fund's shares as of 9/30/06 was +3.03%.

Fund Shares
Average annual total returns as of 12/31/05

	1 Year	5 Years	10 Years
Fund	1.93%	4.36%	4.38%
returns before taxes
Fund
returns after taxes
on distributions	1.91%	4.34%	4.37%
Fund
returns after taxes
on distributions and
sale of fund shares	2.58%	4.30%	4.35%
Lehman Brothers 7-Year
Municipal Bond Index*
reflects no deduction for
fees, expenses or taxes	1.72%	5.13%	5.26%

___________________________________________
*Unlike the Fund, the Index is not composed of bonds of a single state.

          Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $193 billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (“Mellon Financial”), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world’s leading providers of financial services for institutions, corporations, and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $5.3 trillion in assets under management, administration or custody, including $918 billion under management.

          On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon Financial's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed in the third quarter of 2007.

          Primary Portfolio Manager. Michael Petty has served as the primary portfolio manager of the Fund since August 2006 and of the Acquiring Fund since August 1997. Mr. Petty has been an employee of Dreyfus since June 1997.

          Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Fund and the Acquiring Fund, each fund has different Board members. None of the Board members of the Fund or the Acquiring Fund is an “interested person” (as defined in the 1940 Act) of the Fund or the Acquiring Fund (“Independent Board Members”). For a description of the Acquiring Fund’s Board members, see Exhibit B.

          Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for both the Fund and the Acquiring Fund.

           Capitalization. The Fund has classified its shares into one class and the Acquiring Fund has classified its shares into four classes – Class A, Class B, Class C and Class Z. There will be no exchange of Class A, Class B or Class C shares of the Acquiring Fund. Class Z shares are new and have been authorized by the Acquiring Fund’s Board to be issued to Fund shareholders in connection with the Reorganization. The following table sets forth as of October 31, 2006 (1) the capitalization of the Fund’s shares, (2) the capitalization of the Acquiring Fund’s Class Z shares and (3) the pro forma capitalization of the Acquiring Fund’s Class Z shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund	Acquiring Fund Class Z	Pro Forma After Reorganization Acquiring Fund Class Z
Total net assets	$181,929,703	$0	$181,929,703
Net asset value per share	$13.97	N/A	$13.16
Shares outstanding	13,023,139	None	13,824,446

          The Acquiring Fund had approximately $473.1 million in total net assets (attributable to Class A, Class B and Class C shares) as of October 31, 2006. The Acquiring Fund currently does not offer Class Z shares. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

          Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are substantially similar. After the Reorganization, Class Z shares of the Acquiring Fund will be offered to shareholders of the Fund who received Class Z shares in exchange for their Fund shares as a result of the Reorganization and continue to maintain Acquiring Fund accounts in Class Z. Otherwise, Class Z generally will be closed to new investors and for new accounts (except for certain wrap accounts or similar programs). See “Shareholder Guide – Buying shares” in the Acquiring Fund’s Prospectus and “Account Policies – Buying shares” in the Fund’s Prospectus, and “Services for Fund Investors” and “Instructions for Regular Accounts” in the relevant Prospectus and “How to Buy Shares” and “Shareholder Services” in the relevant Statement of Additional Information for a discussion of purchase procedures.

          Shareholder Services Plan. Fund shares and Class Z shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund each reimburse Dreyfus Service Corporation, their distributor, an amount not to exceed the annual rate of 0.25% of the value of the average daily net assets of the Fund and Class Z shares of the Acquiring Fund, respectively, for providing shareholder services. See “Shareholder Services Plan” in the Fund’s Statement of Additional Information and “Distribution Plan and Shareholder Services Plans” in the Acquiring Fund’s Statement of Additional Information for a discussion of the Shareholder Services Plan.

          Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are substantially similar. See “Shareholder Guide – Selling shares” in the Acquiring Fund’s Prospectus and “Account Policies—Selling shares” in the Fund’s Prospectus, and “Instructions for Regular Accounts” in the relevant Prospectus and “How to Redeem Shares” in the relevant Statement of Additional Information for a discussion of redemption procedures.

           Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Although they may do so more frequently, each fund anticipates paying its shareholders dividends once a month and any capital gain distribution annually. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See “Distributions and Taxes” in the relevant Prospectus for a discussion of such policies.

          Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are substantially similar. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See “Services for Fund Investors” in the relevant Prospectus and “Shareholder Services” in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

          Certain Organizational Differences Between the Fund and the Acquiring Fund. The Acquiring Fund is a Maryland corporation, and the rights of its shareholders are governed by the Acquiring Fund’s Articles of Incorporation (the “Charter”), the Acquiring Fund’s By-Laws and the Maryland General Corporation Law (the “Maryland Code”). The Fund is a Massachusetts business trust, and the rights of its shareholders are governed by the Fund’s Agreement and Declaration of Trust (the “Trust Agreement”), the Fund’s By-Laws and applicable Massachusetts law. Certain relevant differences between the two forms of organization are summarized below.

          Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Fund, or a majority, in the case of the Acquiring Fund, of the respective fund’s outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if any time less than a majority of the Board members then holding office have been elected by the shareholders.

          Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders meeting. The Acquiring Fund's Charter provides that 33-1/3% of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organizational documents for the Fund or the Acquiring Fund are not affected by such quorum requirements.

          Shareholder Liability. Under the Maryland Code, Acquiring Fund stockholders have no personal liability as such for the Acquiring Fund’s acts or obligations.

          Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Fund, or the Fund's Trustees. The Trust Agreement provides for indemnification out of the Fund’s property of all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or some other reason. Thus, the Fund considers the risk of a shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

          Liability and Indemnification of Board Members. Under the Maryland Code, the Acquiring Fund’s Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Acquiring Fund is not liable to the Acquiring Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Acquiring Fund is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

          If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Acquiring Fund's Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

          Under Massachusetts law, the Fund’s Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Fund is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Fund may be indemnified to the same extent as Trustees.

          Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

**********

          The foregoing is only a summary of certain differences between the Acquiring Fund, the Acquiring Fund’s Charter, the Acquiring Fund’s By-Laws and the Maryland Code, and the Fund, the Fund’s Trust Agreement, the Fund’s By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Acquiring Fund’s Charter and By-Laws or the Fund’s Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

          After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and management policies, management recommended that the Fund be consolidated with the Acquiring Fund. The Board members of the Fund and the Acquiring Fund have concluded that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Fund’s Board believes that the Reorganization will permit Fund shareholders to pursue the same investment goals in a larger fund with a better performance record, without diluting such shareholders’ interests. In addition, Class Z shares are expected to have a lower total expense ratio than the Fund. As of October 31, 2006, the Fund had net assets of approximately $181.9 million and the Acquiring Fund had net assets of approximately $473.1 million. By combining the Fund with the Acquiring Fund, which has larger aggregate net assets, Fund shareholders should benefit from more efficient portfolio management and Dreyfus would be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

          The Board of the Acquiring Fund considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

          In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund’s and the Acquiring Fund’s investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus, and not the Fund or the Acquiring Fund.

          For the reasons described above, the Boards of the Fund and the Acquiring Fund, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

          Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities on March 12, 2007 or such other date as may be agreed upon by the parties (the “Closing Date”). The number of Acquiring Fund Class Z shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund and Class Z shares of the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption “Shareholder Guide — Buying shares” in the Acquiring Fund’s Prospectus and under the caption “Determination of Net Asset Value” in the Acquiring Fund’s Statement of Additional Information.

          On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund’s previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

          As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, Acquiring Fund Class Z shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund Class Z shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated. After the Closing Date, any outstanding certificates representing Fund shares will represent Class Z shares of the Acquiring Fund distributed to the Fund’s shareholders of record.

          The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund.

          The total expenses of the Reorganization are expected to be approximately $31,071, which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Fund’s Board. The cost of any such outside solicitation firm, which would be borne by Dreyfus, is estimated to be approximately $7,500.

          If the Reorganization is not approved by Fund shareholders, the Fund’s Board will consider other appropriate courses of action with respect to the Fund.

          Temporary Suspension of Certain of the Fund’s Investment Restrictions. Since certain of the Fund’s existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund’s investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

          Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class Z shares, the Acquiring Fund’s assumption of the Fund’s stated liabilities and the Fund’s distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund,the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class Z shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class Z shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Class Z shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class Z shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class Z shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

          Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Required Vote and Board’s Recommendation

          The Fund’s Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund’s shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE FUND’S BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

          Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund’s Prospectus forming a part of the Acquiring Fund’s Registration Statement on Form N-1A (File No. 33-19655). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund’s Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-47490).

          The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

          Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

          If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, “abstentions”), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a “no” vote for the purpose of obtaining requisite approval for the proposal.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” the proposal in favor of such adjournment, and will vote those proxies required to be voted “AGAINST” the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of 30% of the outstanding Fund shares entitled to vote at the Meeting.

          The votes of the Acquiring Fund’s shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

          As of October 31, 2006, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the outstanding voting shares of the Fund:

Name and Address	Percentage of Outstanding Shares
	Before Reorganization	After Reorganization
Charles Schwab & Co. Inc.
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104	8.88%	8.88%
National Financial Services
82 Devonshire Street
Boston, MA 02109	5.60%	5.60%

          As of October 31, 2006, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the Acquiring Fund:

Name and Address	Percentage of Outstanding Shares
	Before Reorganization	After Reorganization
CLASS B
Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303	16.45%	16.45%
Merrill Lynch, Pierce, Fenner & Smith
For the Sole Benefit of its Customers
4800 Deer Lake Drive
Jacksonville, FL 32246	15.12%	15.12%
First Clearing, LLC
10750 Wheat First Drive
Glen Allen, VA 23060	13.98%	13.98%
Morgan Stanley
3 Harborside Plaza
Jersey City, NJ 07311	10.17%	10.17%
National Financial Services
82 Devonshire Street
Boston, MA 02109	5.15%	5.15%
CLASS C
Merrill Lynch, Pierce, Fenner & Smith
For the Sole Benefit of its Customers
4800 Deer Lake Drive
Jacksonville, FL 32246	20.45%	20.45%
Jerome Perl
100 Pine Street
Verona, NJ 07044	18.24%	18.24%
National Financial Services
82 Devonshire Street
Boston, MA 02109	13.24%	13.24%
Joel D. Marvil
c/o Ames Rubber Corp.
23 Ames Boulevard
Hamburg, NJ 07419	5.62%	5.62%
Augusta G. Baum
Dwight G. Baum, Trustees
U/A/W Augusta G. Baum
70 State Route 23N
Hamburg, NJ 07419	5.31%	5.31%

           As of October 31, 2006, Board members and officers of the Fund and the Acquiring Fund, as a group, owned less than 1% of the Fund’s and the Acquiring Fund’s outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Fund for the fiscal year ended March 31, 2006 and the audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2005 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

          The Fund’s Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

          Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

          AGREEMENT AND PLAN OF REORGANIZATION dated as of December 13, 2006 (the “Agreement”), between DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND (the “Fund”), a Massachusetts business trust, and DREYFUS PREMIER NEW JERSEY MUNICIPAL BOND FUND, INC. (the “Acquiring Fund”), a Maryland corporation.

          This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund’s Class Z shares (“Acquiring Fund Shares”) of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

          WHEREAS, the Fund and the Acquiring Fund are each registered, open-end management investment companies, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock and beneficial interest, respectively;

          WHEREAS, the Fund’s Board has determined that the Reorganization is in the best interests of the Fund and the Fund’s shareholders and that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization; and

          WHEREAS, the Acquiring Fund’s Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund’s shareholders and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the Reorganization:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

           1.      THE REORGANIZATION.

           1.1      Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date (the “Closing Date”), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund’s account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

           1.2     The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation (“Dreyfus”), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

           1.3     Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, One Wall Street, New York, New York 10286, the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

           1.4     The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

           1.5     As soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Fund will liquidate and distribute pro rata to the Fund’s shareholders of record, determined as of the close of business on the Closing Date (“Fund Shareholders”), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund’s transfer agent.

           1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

           1.7     Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

           1.8     Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund’s existence is terminated.

           2.     VALUATION.

           2.1     The value of the Fund’s assets to be acquired, and the amount of the Fund’s liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund’s Articles of Incorporation, as amended (the “Acquiring Fund’s Charter”), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.2     The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s Charter and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.3     The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund’s net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

           2.4     All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

           3.      CLOSING AND CLOSING DATE.

           3.1     The Closing Date shall be March 12, 2007, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

           3.2     The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

           3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

           3.4     The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Fund’s Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

           4.      REPRESENTATIONS AND WARRANTIES.

           4.1     The Fund represents and warrants to the Acquiring Fund as follows:

                     (a)      The Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry out its obligations under this Agreement.

                      (b)      The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and the Fund’s shares are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect.

                      (c)      The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                      (d)      The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund’s Agreement and Declaration of Trust, as amended (the “Fund’s Declaration of Trust”), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.

                     (e)      The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                     (f)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                     (g)      The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended March 31, 2006 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                      (h)       Since March 31, 2006, there has not been any material adverse change in the Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

                     (i)      At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                     (j)      For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                     (k)      All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund’s shares, nor is there outstanding any security convertible into any of the Fund’s shares.

                     (l)      On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                      (m)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund’s Board and, subject to the approval of the Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                     (n)      The proxy statement of the Fund (the “Proxy Statement”) included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

           4.2     The Acquiring Fund represents and warrants to the Fund as follows:

                      (a)      The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                      (b)      The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                     (c)      The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                      (d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund’s Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

                      (e)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                      (f)      The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended December 31, 2005 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                     (g)      Since December 31, 2005, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

                      (h)      At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                      (i)      For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                      (j)      All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                     (k)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund’s Board and, subject to the approval of the Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                      (l)      The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                     (m)      No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Fund’s stated liabilities) will be issued in exchange for the Fund’s assets in the Reorganization.

                     (n)      The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

           5.      COVENANTS OF THE ACQUIRING FUND AND THE FUND.

           5.1     The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

           5.2      The Fund will call a meeting of the Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3     Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund’s President or its Vice President and Treasurer.

          5.5      The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund’s shareholders to consider approval of this Agreement and the transactions contemplated herein.

           5.6     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

           5.7     The Fund covenants that it is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

           5.8     As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund’s shareholders consisting of the Acquiring Fund Shares received at the Closing.

           6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

          The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           6.1     All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           6.2     The Fund shall have delivered to the Acquiring Fund a statement of the Fund’s assets and liabilities, together with a list of the Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund’s Treasurer.

           6.3     The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Fund’s President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

           7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

          The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           7.1     All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           7.2     The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Acquiring Fund’s President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

           8.      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

           8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Fund’s Declaration of Trust and the 1940 Act.

           8.2     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

           8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

           8.4     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

           8.5     The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

           8.6     The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                      (a)      The transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

          In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

          No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

           9.           TERMINATION OF AGREEMENT; EXPENSES.

           9.1     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund’s shareholders) if circumstances should develop that, in the opinion of the party’s Board, make proceeding with the Reorganization inadvisable.

           9.2     If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

           9.3     Dreyfus shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are directly related to the Reorganization.

           10.     WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

           11.     MISCELLANEOUS.

           11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

           11.2     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

           11.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

           11.4      This Agreement may be amended only by a signed writing between the parties.

           11.5     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           11.6     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           11.7     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Fund’s Declaration of Trust or the Acquiring Fund’s Charter, respectively; a copy of the Fund’s Declaration of Trust is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Fund’s principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

          IN WITNESS WHEREOF, the Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND By: Stephen E. Canter, President

ATTEST: Jeff Prusnofsky, Assistant Secretary

DREYFUS PREMIER NEW JERSEY MUNICIPAL BOND FUND, INC. By: Stephen E. Canter, President

ATTEST: Jeff Prusnofsky, Assistant Secretary

Exhibit B

DESCRIPTION OF THE ACQUIRING FUND’S BOARD MEMBERS

          Board members of the Acquiring Fund, together with information as to their positions with the Acquiring Fund, principal occupations and other board memberships and affiliations, are shown below.(1)

Name (Age) Position with Acquiring Fund (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (63) Chairman of the Board (1995)	Corporate Director and Trustee	The Muscular Dystrophy Association, Director
Century Business Services, Inc., a provider of
    outsourcing functions for small and medium size
    companies, Director
The Newark Group, a provider of a national market of
    paper recovery facilities, paperboard mills
    and paperboard converting plants, Director
Sunair Services Corporation, engaging in the
    design, manufacture and sale of high frequency
    systems for long-range voice and data
    communications, as well as providing certain
    outdoor-related services to homes and
businesses, Director

Gordon J. Davis (65) Board Member (1993)	Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP President, Lincoln Center for the Performing Arts, Inc. (2001)	Consolidated Edison, Inc., a utility company, Director Phoenix Companies, Inc., a life insurance company, Director Board Member/Trustee for several not-for-profit groups

David P. Feldman (67) Board Member (1991)	Corporate Director and Trustee	BBH Mutual Funds Group (11 funds), Director The Jeffrey Company, a private investment company, Director QMED, a medical device company, Director

Lynn Martin (66) Board Member (1994)	Advisor to the international accounting firm of Deloitte & Touche LLP and Chair to its Council for the Advancement of Women (March 1993-September 2005) Advisor to Ameritech (November 2005 to present)	SBC Communications, Inc., Director
AT&T Inc., Director
Ryder System, Inc., a supply chain and transportation
    management company, Director
The Proctor & Gamble Co., a consumer products
    company, Director
Constellation Energy Group, Director
Chicago Council on Foreign Relations

Daniel Rose (77) Board Member (1992)	Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm	Baltic-American Enterprise Fund, Vice Chairman and Director Harlem Educational Activities Fund, Inc., Chairman Housing Committee of the Real Estate Board of New York, Inc., Director

Philip L. Toia (73) Board Member (1997)	Retired	None

Sander Vanocur (78) Board Member (1992	President of Old Owl Communications	None

Anne Wexler (76) Board Member (1994)	Chairman of the Wexler & Walker Public Policy, consultants specializing in government relations and public affairs	Wilshire Mutual Funds (5 funds), Director Methanex Corporation, a methanol producing company, Director Member of the Council of Foreign Relations Member of the National Park Foundation

___________________________

(1) None of the Board members are “interested persons” of the Acquiring Fund, as defined in the 1940 Act.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

          The undersigned shareholder of Dreyfus New Jersey Intermediate Municipal Bond Fund (the “Fund”) hereby appoints Joseph M. Chioffi and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on December 15, 2006, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 11:00 a.m., on Thursday, March 1, 2007, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

           3.      TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.

           4.      INTERNET: Go to www.proxyweb.com, and follow the on-line directions.

           5.      MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

           If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated: ________________________
Sign, Date and Return the Proxy Card Promptly
Using the Enclosed Envelope

___________________________________
Signature(s)                     (Sign in the Box)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil. Please do not use fine point pens.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier New Jersey Municipal Bond Fund, Inc. (the “Acquiring Fund”), in exchange for Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities, and the pro rata distribution of those shares to the Fund’s shareholders and subsequent termination of the Fund.

               FOR                      AGAINST                     ABSTAIN
/_/ /_/ /_/

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

STATEMENT OF ADDITIONAL INFORMATION

December 28, 2006

Acquisition of the Assets of

DREYFUS NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-645-6561

By and in Exchange for Class Z Shares of

DREYFUS PREMIER NEW JERSEY MUNICIPAL
BOND FUND, INC.

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated December 28, 2006 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus New Jersey Intermediate Municipal Bond Fund (the “Fund”) in exchange for Class Z shares of Dreyfus Premier New Jersey Municipal Bond Fund, Inc. (the “Acquiring Fund”). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund’s Statement of Additional Information dated December 18, 2006.

2.	The Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2005.

3.	The Acquiring Fund’s Semi-Annual Report for the six-month period ended June 30, 2006.

4.	The Fund’s Annual Report for the fiscal year ended March 31, 2006.

5.	The Fund’s Semi-Annual Report for the six-month period ended September 30, 2006.

6.	Pro forma financials for the combined Fund and Acquiring Fund as of September 30, 2006.

          The Acquiring Fund’s Statement of Additional Information, and the financial statements included in the Acquiring Fund’s Annual Report and Semi-Annual Report and the Fund’s Annual Report and Semi-Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated December 28, 2006 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

          The Acquiring Fund’s Statement of Additional Information dated December 18, 2006 is incorporated herein by reference to the Acquiring Fund’s Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A, filed December 15, 2006 (File No. 33-19655). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated December 31, 2005, filed February 28, 2006, and Semi-Annual Report dated June 30, 2006, filed August 24, 2006.

          The Fund’s Statement of Additional Information dated August 1, 2006 is incorporated herein by reference to the Fund’s Post-Effective Amendment No. 16 to its Registration Statement on Form N-1A, filed July 27, 2006 (File No. 33-47490). The financial statements of the Fund are incorporated herein by reference to its Annual Report dated March 31, 2006 and Semi-Annual Report dated September 30, 2006.

Pro Forma STATEMENT OF INVESTMENTS (Unaudited)

Dreyfus Premier New Jersey Municipal Bond Fund, Inc.

September 30, 2006
                                                                    Principal Amount ($)                        Value ($)
                                                        ---------------------------------------------------------------------------
                                                                                                  Dreyfus      Dreyfus
                                                        Dreyfus        Dreyfus New                Premier      New Jersey
                                                        Premier        Jersey                     New Jersey   Intermediate
                                                        New Jersey     Intermediate   Pro Forma   Municipal    Municipal  Pro Forma
                                                        Municipal      Municipal      Combined    Bond         Bond       Combined
                                                        Bond Fund      Bond Fund      (*)         Fund, Inc.   Fund          (*)
                                                        ---------------------------------------------------------------------------
                                     Coupon  Maturity
Long-Term Municipal                    Rate    Date
Investments--98.5%                    (%)
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey--94.7%

Atlantic City Board of Education
      (Guaranteed; School Board
      Reserve Fund and Insured; FSA)    5.50   12/1/08                 1,250,000    1,250,000               1,301,925     1,301,925
Atlantic County Utilities
      Authority, Solid Waste System
      Revenue                           7.00    3/1/08   2,380,000                  2,380,000   2,429,052                 2,429,052
Atlantic County Utilities
      Authority, Solid Waste System
      Revenue                           7.13    3/1/16  13,250,000                 13,250,000  13,536,597                13,536,597
Bayonne,
      Temporary Notes                   5.00  10/27/06                 2,000,000    2,000,000               2,000,740     2,000,740
Bayonne Redevelopment Agency,
      Revenue (Royal Caribbean
      Project)                          4.75   11/1/16                 3,030,000    3,030,000               3,023,395     3,023,395
Bayonne Redevelopment Agency,
      Revenue (Royal Caribbean
      Project)                          5.38   11/1/35   4,120,000                  4,120,000   4,270,792                 4,270,792
Bayshore Regional Sewer Authority,
      Subordinated Sewer Revenue
      (Insured; MBIA)                   5.30  4/1/2008                 1,000,000    1,000,000               1,021,290     1,021,290
Bergen County Improvement
      Authority, School District
      Revenue (Engelwood City
      Board of Education Project)       5.25  4/1/2018                 1,400,000    1,400,000               1,529,850     1,529,850
Bergen County Improvement
      Authority, School District
      Revenue (Engelwood City Board
      of Education Project)             5.25    4/1/19                 1,475,000    1,475,000               1,607,794     1,607,794
Bergen County Improvement
      Authority, School District
      Revenue (Engelwood City Board
      of Education Project)             5.25    4/1/20                 1,550,000    1,550,000               1,687,656     1,687,656
Bergen County Utilities Authority,
      Water Pollution Control
      Revenue (Insured; FGIC)           5.38  12/15/13                 1,155,000    1,155,000               1,248,705     1,248,705
Bordentown Sewer Authority,
      Revenue (Insured; FGIC)           5.38   12/1/20   3,880,000                  3,880,000   4,125,061                 4,125,061
Brick Township Municipal Utilities
      Authority, Water and Sewer
      Revenue (Insured; FGIC)           5.10   12/1/09                 1,500,000    1,500,000               1,518,600     1,518,600
Burlington County Bridge
      Commission, LR (Governmental
      Leasing Program)                  5.25   8/15/16                 1,100,000    1,100,000               1,186,867     1,186,867
Burlington County Bridge
      Commission, LR (Governmental
      Leasing Program)                  5.25   8/15/17                 1,355,000    1,355,000               1,452,032     1,452,032
Burlington County Bridge
      Commission, LR County
      Guaranteed (Government
      Leasing Project)                  5.25   8/15/21   1,000,000                  1,000,000   1,068,090                 1,068,090
Burlington County Bridge
      Commission, Pooled Loan
      Revenue (Governmental Loan        5.25  12/15/19                 2,890,000    2,890,000               3,170,214     3,170,214
      Program) (Insured; AMBAC)
Camden
      (Insured; FSA)                    0.00   2/15/12   4,385,000                  4,385,000   3,606,049                 3,606,049
Camden County Improvement
      Authority, Health Care
      Redevelopment Project Revenue
      (Cooper Health System
      Obligated Group Issue)            5.25   2/15/20   4,545,000     2,000,000    6,545,000   4,801,611   2,112,920     6,914,531
Camden County Municipal Utilities
      Authority, County Agreement
      Sewer Revenue (Insured; FGIC)     5.00   7/15/09                 3,200,000    3,200,000               3,267,136     3,267,136
Carteret Board of Education,
      COP (Insured; MBIA)               6.00   1/15/10     440,000 a                  440,000     477,343                   477,343
Cumberland County Improvement
      Authority, County Guaranteed
      Solid Waste System Revenue
      (Insured; MBIA)                   5.25    1/1/19                 1,000,000    1,000,000               1,111,810     1,111,810
Delaware River and Bay Authority,
      Revenue (Insured; MBIA)           5.25    1/1/13                 2,390,000 a  2,390,000               2,606,893     2,606,893
Delaware River and Bay Authority,
      Revenue (Insured; MBIA)           5.00    1/1/27   3,220,000                  3,220,000   3,373,755                 3,373,755
East Orange
      (Insured; FSA)                    0.00    8/1/10   4,240,000                  4,240,000   3,691,683                 3,691,683
East Orange
      (Insured; FSA)                    0.00    8/1/11   2,500,000                  2,500,000   2,096,600                 2,096,600
East Orange Board of Education,
      COP, LR (Insured; FSA)            0.00    2/1/21     685,000                    685,000     373,750                   373,750
East Orange Board of Education,
      COP, LR (Insured; FSA)            0.00    2/1/26     745,000                    745,000     321,080                   321,080
East Orange Board of Education,
      COP, LR (Insured; FSA)            0.00    2/1/28   2,345,000                  2,345,000     916,778                   916,778
Essex County Improvement
      Authority, LR (County
      Correctional Facility Project)
      (Insured; FGIC)                   6.00   10/1/10  10,000,000 a               10,000,000  10,909,200                10,909,200
Freehold Regional High School
      (Guaranteed; School Board
      Reserve Fund and Insured; FGIC)   5.50    3/1/09                 1,450,000    1,450,000               1,518,643     1,518,643
Freehold Regional High School
      (Guaranteed; School Board
      Reserve Fund and Insured; FGIC)   5.50    3/1/10                 2,460,000    2,460,000               2,620,171     2,620,171
Garden State Preservation Trust,
      Open Space and Farmland
      Preservation (Insured; FSA)       5.25   11/1/21                 2,010,000    2,010,000               2,301,108     2,301,108
Gloucester Township Municipal
      Utilities Authority, Sewer
      Revenue (Insured; AMBAC)          5.65    3/1/18   2,530,000                  2,530,000   2,839,748                 2,839,748
Hoboken Parking Utilities
      (Insured; FGIC)                   5.25    1/1/18                 3,210,000    3,210,000               3,471,422     3,471,422
Hudson County,
      COP (Correctional Facilities)
      (Insured; MBIA)                   5.00   12/1/21   4,510,000                  4,510,000   4,818,123                 4,818,123
Hudson County Improvement
      Authority, Harrison Stadium
      Land Acquisition Special
      Obligation Revenue (Harrison
      Redevelopment Project)
      (Insured; MBIA)                   0.00  12/15/34   3,000,000                  3,000,000     831,600                   831,600
Hudson County Improvement
      Authority, LR (County Services
      Building Project) (Insured;
      AMBAC)                            5.00    4/1/35   2,500,000                  2,500,000   2,629,925                 2,629,925
Hudson County Improvement
      Authority, Facility LR (Hudson
      County Lease Project)
      (Insured; FGIC)                   5.25  10/1/12                  2,795,000    2,795,000               2,909,483     2,909,483
Jackson Township Board of
      Education (Insured; MBIA)         5.25  6/15/23                  6,105,000    6,105,000               6,999,932     6,999,932
Jersey City
      (Insured; FSA)                    0.00  5/15/10    4,745,000                  4,745,000   4,164,449                 4,164,449
Jersey City,
      GO (Fiscal Year Adjustment
      Refunding Bonds) (Insured;
      AMBAC)                            6.00  10/1/08    1,575,000                  1,575,000   1,649,844                 1,649,844
Jersey City,
      GO (Fiscal Year Adjustment
      Refunding Bonds) (Insured;
      AMBAC)                            6.00  10/1/08      915,000                    915,000     958,664                   958,664
Jersey City,
      Public Improvement Revenue
      (Insured; MBIA)                   5.25   9/1/09                  1,605,000 a  1,605,000               1,695,683     1,695,683
Jersey City,
      Water Revenue (Insured; AMBAC)    5.20  10/1/08                  1,565,000    1,565,000               1,598,178     1,598,178
Mercer County Improvement
      Authority, Revenue (County
      Courthouse Project)               5.75  11/1/17      500,000                    500,000     515,655                   515,655
Middlesex County Utilities
      Authority, Sewer Revenue
      (Insured; MBIA)                   6.25  8/15/10                  1,235,000    1,235,000               1,304,382     1,304,382
Middlesex County Improvement
      Authority, Utility System
      Revenue (Perth Amboy Project)
      (Insured; AMBAC)                  0.00   9/1/20    4,245,000                  4,245,000   2,370,196                 2,370,196
Middlesex County Improvement
      Authority, Utility System
      Revenue (Perth Amboy Project)
      (Insured; AMBAC)                  0.00   9/1/22    4,740,000                  4,740,000   2,407,636                 2,407,636
New Jersey                              6.00   5/1/10    3,695,000 a                3,695,000   3,999,320                 3,999,320
New Jersey
      (Insured; MBIA)                   6.00  7/15/10    7,400,000                  7,400,000   8,041,728                 8,041,728
New Jersey Economic Development
      Authority (Department of Human
      Services)                         6.10   7/1/17    3,320,000                  3,320,000   3,591,543                 3,591,543
New Jersey Economic Development
      Authority (Department of Human
      Services)                         6.25   7/1/24    1,295,000                  1,295,000   1,412,431                 1,412,431
New Jersey Economic Development
      Authority (School Facilities
      Construction) (Insured; AMBAC)    6.65  6/15/18    5,000,000 b,c              5,000,000   5,733,250                 5,733,250
New Jersey Economic Development
      Authority, Cigarette Tax
      Revenue                           5.75  6/15/29    2,500,000                  2,500,000   2,689,050                 2,689,050
New Jersey Economic Development
      Authority, Cigarette Tax
      Revenue                           5.50  6/15/24                  2,300,000    2,300,000               2,417,599     2,417,599
New Jersey Economic Development
      Authority, Department of Human
      Services Revenue                  5.75   7/1/14                  1,080,000    1,080,000               1,178,842     1,178,842
New Jersey Economic Development
      Authority, District Heating
      and Cooling Revenue
      (Trigen-Trenton District
      Energy Co. L.P. Project)          6.20   12/1/07   2,210,000                  2,210,000   2,216,520                 2,216,520
New Jersey Economic Development
      Authority, District Heating
      and Cooling Revenue
      (Trigen-Trenton District
      Energy Co. L.P. Project)          6.20   12/1/10   4,040,000                  4,040,000   4,085,006                 4,085,006
New Jersey Economic Development
      Authority, EDR (American
      Airlines, Inc. Project)           7.10   11/1/31   1,085,000                  1,085,000   1,086,530                 1,086,530
New Jersey Economic Development
      Authority, EDR (Masonic
      Charity Foundation of New
      Jersey Project)                   5.00   6/1/18                  1,680,000    1,680,000               1,773,122     1,773,122
New Jersey Economic Development
      Authority, EDR (Masonic
      Charity Foundation of New
      Jersey Project)                   5.88   6/1/18    2,750,000                  2,750,000   3,003,550                 3,003,550
New Jersey Economic Development
      Authority, EDR (Masonic
      Charity Foundation of New
      Jersey Project)                   5.50   6/1/21    1,920,000                  1,920,000   2,062,771                 2,062,771
New Jersey Economic Development
      Authority, EDR (Masonic
      Charity Foundation of New
      Jersey Project)                   6.00   6/1/25    1,000,000                  1,000,000   1,104,860                 1,104,860
New Jersey Economic Development
      Authority, EDR (Masonic
      Charity Foundation of New
      Jersey Project)                   5.25   6/1/32      350,000                    350,000     372,480                   372,480
New Jersey Economic Development
      Authority, EDR (United
      Methodist Homes of New Jersey
      Obligated Group Issue)            5.50   7/1/19                  3,000,000    3,000,000               3,057,210     3,057,210
New Jersey Economic Development
      Authority, First Mortgage
      Revenue (Fellowship Village
      Project)                          5.50   1/1/18    2,950,000                  2,950,000   3,018,912                 3,018,912
New Jersey Economic Development
      Authority, First Mortgage
      Revenue (Fellowship Village
      Project)                          5.50   1/1/25    3,000,000                  3,000,000   3,051,960                 3,051,960
New Jersey Economic Development
      Authority, First Mortgage
      Revenue (The Evergreens)          6.00  10/1/17      650,000                    650,000     662,928                   662,928
New Jersey Economic Development
      Authority, First Mortgage
      Revenue (The Evergreens)          6.00  10/1/22      700,000                    700,000     713,097                   713,097
New Jersey Economic Development
      Authority, Motor Vehicle
      Surcharge Revenue (Insured;
      MBIA)                             0.00   7/1/18                  5,000,000    5,000,000               3,095,750     3,095,750
New Jersey Economic Development
      Authority, Motor Vehicle
      Surcharge Revenue  (Insured;
      MBIA)                             0.00   7/1/20    3,350,000                  3,350,000   1,883,571                 1,883,571
New Jersey Economic Development
      Authority, Motor Vehicle
      Surcharge Revenue  (Insured;
      MBIA)                             0.00   7/1/21    2,620,000                  2,620,000   1,404,582                 1,404,582
New Jersey Economic Development
      Authority, Revenue (Hillcrest
      Health Service System Project)
      (Insured; AMBAC)                  0.00   1/1/12    1,000,000                  1,000,000     826,020                   826,020
New Jersey Economic Development
      Authority, Revenue (Hillcrest
      Health Service System Project)
      (Insured; AMBAC)                  0.00   1/1/13    1,000,000                  1,000,000     796,030                   796,030
New Jersey Economic Development
      Authority, Revenue (Hillcrest
      Health Service System Project)
      (Insured; AMBAC)                  0.00   1/1/15    3,250,000                  3,250,000   2,372,240                 2,372,240
New Jersey Economic Development
      Authority, Revenue (Hillcrest
      Health Service System Project)
      (Insured; AMBAC)                  0.00   1/1/17    5,000,000                  5,000,000   3,314,250                 3,314,250
New Jersey Economic Development
      Authority, Revenue (Hillcrest
      Health Service System Project)
      (Insured; AMBAC)                  0.00   1/1/18    2,500,000                  2,500,000   1,579,750                 1,579,750
New Jersey Economic Development
      Authority, Revenue (Hillcrest
      Health Service System Project)
      (Insured; AMBAC)                  0.00   1/1/20    6,500,000                  6,500,000   3,731,975                 3,731,975
New Jersey Economic Development
      Authority, Revenue (Hillcrest
      Health Service System Project)
      (Insured; AMBAC)                  0.00   1/1/22    6,000,000                  6,000,000   3,135,300                 3,135,300
New Jersey Economic Development
      Authority, Revenue
      (Transportation Project)
      (Insured; FSA)                    5.25   5/1/11                  2,210,000    2,210,000               2,364,634     2,364,634
New Jersey Economic Development
      Authority, School Facilities
      Construction Revenue (Insured;
      AMBAC)                            5.50  6/15/11                  2,500,000    2,500,000               2,705,800     2,705,800
New Jersey Economic Development
      Authority, School Facilities
      Construction Revenue (Insured;
      AMBAC)                            5.50   9/1/24                  2,500,000    2,500,000               2,942,850     2,942,850
New Jersey Economic Development
      Authority, Special Facility
      Revenue (Continental Airlines,
      Inc. Project)                     6.25  9/15/19    5,000,000                  5,000,000   5,149,150                 5,149,150
New Jersey Economic Development
      Authority, Special Facility
      Revenue (Continental Airlines,
      Inc. Project)                     6.25  9/15/29    2,000,000                  2,000,000   2,059,660                 2,059,660
New Jersey Economic Development
      Authority, State LR (State
      Office Buildings Project)
      (Insured; AMBAC)                  6.00  6/15/10    2,425,000 a                2,425,000   2,631,052                 2,631,052
New Jersey Economic Development
      Authority, State LR (State
      Office Buildings Project)
      (Insured; AMBAC)                  6.13  6/15/10    7,535,000 a                7,535,000   8,207,725                 8,207,725
New Jersey Economic Development
      Authority, Waste Paper
      Recycling Revenue (Marcal
      Paper Mills Inc. Project)         6.25   2/1/09    4,205,000                  4,205,000   4,301,252                 4,301,252
New Jersey Economic Development
      Authority, Waste Paper
      Recycling Revenue (Marcal
      Paper Mills Inc. Project)         8.50   2/1/10    3,240,000                  3,240,000   3,332,729                 3,332,729
New Jersey Educational Facilities
      Authority, Revenue (College of
      New Jersey Issue) (Insured;
      FGIC)                             5.38   7/1/17                  1,300,000    1,300,000               1,407,328     1,407,328
New Jersey Educational Facilities
      Authority, Revenue (Fairleigh
      Dickenson University Issue)       6.00   7/1/20    2,535,000     2,000,000    4,535,000   2,817,348   2,222,760     5,040,108
New Jersey Educational Facilities
      Authority, Revenue (Montclair
      State University Issue)
      (Insured; MBIA)                   5.13   7/1/22                  1,840,000    1,840,000               1,990,770     1,990,770
New Jersey Educational Facilities
      Authority, Revenue (Princeton
      University)                       5.13   7/1/10                  1,550,000 a  1,550,000               1,636,443     1,636,443
New Jersey Educational Facilities
      Authority, Revenue (Princeton
      University)                       5.25   7/1/10                  2,885,000 a  2,885,000               3,058,475     3,058,475
New Jersey Educational Facilities
      Authority, Revenue (Princeton
      University)                       5.00   7/1/23                  2,000,000    2,000,000               2,153,280     2,153,280
New Jersey Educational Facilities
      Authority, Revenue (Public
      Library Project) (Insured;
      AMBAC)                            5.00   9/1/22    5,500,000                  5,500,000   5,808,055                 5,808,055
New Jersey Educational Facilities
      Authority, Revenue (Public
      Library Project Grant Issue)
      (Insured; AMBAC)                  5.50   9/1/17                  1,500,000    1,500,000               1,640,280     1,640,280
New Jersey Educational Facilities
      Authority, Revenue (Rowan
      University Issue) (Insured;
      FGIC)                             5.75   7/1/10   15,405,000 a               15,405,000  16,599,966                16,599,966
New Jersey Educational Facilities
      Authority, Revenue (Rowan
      University Issue) (Insured;
      MBIA)                             5.00   7/1/34    8,750,000                  8,750,000   9,202,812                 9,202,812
New Jersey Educational Facilities
      Authority, Revenue (Seton Hall
      University Project) (Insured;
      AMBAC)                            5.25   7/1/09                  1,050,000    1,050,000               1,097,953     1,097,953
New Jersey Educational Facilities
      Authority, Revenue (Stevens
      Institute of Technology)          5.38   7/1/34    2,500,000                  2,500,000   2,629,150                 2,629,150
New Jersey Environmental
      Infrastructure Trust              5.25   9/1/10    4,070,000 a                4,070,000   4,359,377                 4,359,377
New Jersey Health Care Facilities
      Financing Authority, Revenue
      (Atlantic City Medical Center
      Issue)                            6.00   7/1/12    3,000,000     3,145,000    6,145,000   3,291,810   3,450,914     6,742,724
New Jersey Health Care Facilities
      Financing Authority, Revenue
      (Atlantic City Medical Center
      Issue)                            6.25   7/1/17    5,000,000                  5,000,000   5,587,900                 5,587,900
New Jersey Health Care Facilities
      Financing Authority, Revenue
      (Capital Health System
      Obligated Group)                  5.50   7/1/11                  2,730,000    2,730,000               2,878,949     2,878,949
New Jersey Health Care Facilities
      Financing Authority, Revenue
      (Capital Health System
      Obligated Group Issue)            5.75   7/1/23    3,000,000                  3,000,000   3,238,800                 3,238,800
New Jersey Health Care Facilities
      Financing Authority, Revenue
      (Children's Specialized
      Hospital Project)                 5.00   7/1/24                  1,000,000    1,000,000               1,020,180     1,020,180
New Jersey Health Care Facilities
      Financing Authority, Revenue
      (General Hospital Center at
      Passaic, Inc. Obligated Group
      Issue) (Insured; FSA)             6.75   7/1/19      550,000                    550,000     676,791                   676,791
New Jersey Health Care Facilities
      Financing Authority, Revenue
      (Health Care System Obligated
      Group)                            5.50   7/1/12                  1,645,000    1,645,000               1,751,925     1,751,925
New Jersey Health Care Facilities
      Financing Authority, Revenue
      (Raritan Bay Medical Center
      Issue)                            7.25   7/1/14    2,410,000                  2,410,000   2,481,818                 2,481,818
New Jersey Health Care Facilities
      Financing Authority, Revenue
      (Robert Wood Johnson
      University Hospital Issue)        5.38   7/1/13                  2,000,000    2,000,000               2,099,860     2,099,860
New Jersey Health Care Facilities
      Financing Authority, Revenue
      (Robert Wood Johnson
      University Hospital Issue)
      (Insured; MBIA)                   5.00   7/1/08                  1,500,000    1,500,000               1,516,395     1,516,395
New Jersey Health Care Facilities
      Financing Authority, Revenue
      (Saint Barnabas Health Care
      System Issue) (Insured; MBIA)     0.00   7/1/23    5,500,000                  5,500,000   2,683,120                 2,683,120
New Jersey Health Care Facilities
      Financing Authority, Revenue
      (Saint Elizabeth Hospital
      Obligated Group Issue)            6.00   7/1/14    2,500,000                  2,500,000   2,584,250                 2,584,250
New Jersey Health Care Facilities
      Financing Authority, Revenue
      (Saint Elizabeth Hospital
      Obligated Group Issue)            6.00   7/1/20    3,120,000                  3,120,000   3,222,055                 3,222,055
New Jersey Health Care Facilities
      Financing Authority, Revenue
      (South Jersey Hospital Issue)     6.00   7/1/12                  3,000,000    3,000,000               3,239,100     3,239,100
New Jersey Health Care Facilities
      Financing Authority, Revenue
      (Trinitas Hospital Obligated
      Group)                            7.38   7/1/15                  4,000,000    4,000,000               4,455,200     4,455,200
New Jersey Higher Education
      Assistance Authority, Student
      Loan Revenue (Insured; MBIA)      6.13   6/1/17      345,000                    345,000     353,218                   353,218
New Jersey Highway Authority,
      Revenue (Garden State Parkway)    6.00   1/1/19    6,645,000                  6,645,000   7,865,354                 7,865,354
New Jersey Housing and Mortgage
      Finance Agency, Home Buyer
      Revenue (Insured; MBIA)           5.75   4/1/18    1,650,000                  1,650,000   1,693,972                 1,693,972
New Jersey Housing and Mortgage
      Finance Agency, Home Buyer
      Revenue (Insured; MBIA)           5.30   4/1/26    2,035,000                  2,035,000   2,051,056                 2,051,056
New Jersey Housing and Mortgage
      Finance Agency, MFHR (Insured:
      AMBAC and FHA)                    5.65   5/1/40    5,250,000                  5,250,000   5,415,532                 5,415,532
New Jersey Housing and Mortgage
      Finance Agency, MFHR (Insured;
      FSA)                              5.70   5/1/20    2,640,000                  2,640,000   2,771,340                 2,771,340
New Jersey Housing and Mortgage
      Finance Agency, MFHR (Insured;
      FSA)                              5.75   5/1/25      895,000                    895,000     935,740                   935,740
New Jersey Housing and Mortgage
      Finance Agency, Multi-Family
      Revenue  (Insured; FGIC)          5.00  11/1/36      800,000                    800,000     819,376                   819,376
New Jersey Transit Corp.,
      Lease Purchase Agreement, COP
      (Raymond Plaza East Inc.)
      (Insured; FSA)                    6.50   4/1/07    3,945,000 a                3,945,000   4,042,836                 4,042,836
New Jersey Transit Corp.,
      Master Lease Agreement, COP,
      Federal Transit Administration
      Grants (Insured; AMBAC)           5.75  9/15/10    5,000,000 a                5,000,000   5,396,750                 5,396,750
New Jersey Transportation Trust
      Fund Authority (Transportation
      System)                           5.50  6/15/09                  2,725,000    2,725,000               2,862,830     2,862,830
New Jersey Transportation Trust
      Fund Authority (Transportation
      System)                           5.93  6/15/09   12,750,000 b,c             12,750,000  13,794,862                13,794,862
New Jersey Transportation Trust
      Fund Authority (Transportation
      System)                           5.00  6/15/20    4,000,000                  4,000,000   4,250,680                 4,250,680
New Jersey Transportation Trust
      Fund Authority (Transportation
      System)                           5.25 12/15/21                  3,000,000    3,000,000               3,389,220     3,389,220
New Jersey Transportation Trust
      Fund Authority (Transportation
      System)                           5.50 12/15/23    7,000,000                  7,000,000   8,139,530                 8,139,530
New Jersey Transportation Trust
      Fund Authority (Transportation
      System) (Insured; FSA)            5.00  6/15/20    2,500,000                  2,500,000   2,685,075                 2,685,075
New Jersey Transportation Trust
      Fund Authority (Transportation
      System) (Insured; MBIA)           6.00 12/15/11                  2,630,000 a  2,630,000               2,931,950     2,931,950
New Jersey Transportation Trust
      Fund Authority (Transportation
      System) (Insured; MBIA)           6.00 12/15/11                  1,370,000 a  1,370,000               1,527,290     1,527,290
New Jersey Transportation Trust
      Fund Authority (Transportation
      System) (Insured; MBIA)           6.00 12/15/11                  5,000,000 a  5,000,000               5,574,050     5,574,050
New Jersey Transportation Trust
      Fund Authority (Transportation
      System) (Insured; MBIA)           8.05 12/15/11    4,500,000 a,b,c            4,500,000   5,533,245                 5,533,245
New Jersey Transportation Trust
      Fund Authority (Transportation
      System) (Insured; MBIA)           8.05 12/15/11    4,000,000 a,b,c            4,000,000   4,918,440                 4,918,440
New Jersey Transportation Trust
      Fund Authority (Transportation
      System) (Insured; MBIA)           7.00  6/15/12    2,255,000                  2,255,000   2,643,243                 2,643,243
New Jersey Transportation Trust
      Fund Authority (Transportation
      System) (Insured; MBIA)           7.00  6/15/12    3,745,000                  3,745,000   4,379,066                 4,379,066
New Jersey Turnpike Authority,
      Turnpike Revenue                  6.50   1/1/16       60,000                     60,000      69,917                    69,917
New Jersey Turnpike Authority,
      Turnpike Revenue                  6.50   1/1/16      160,000                    160,000     187,806                   187,806
New Jersey Turnpike Authority,
      Turnpike Revenue (Insured;
      AMBAC)                            5.00   1/1/35    7,450,000                  7,450,000   7,681,770                 7,681,770
New Jersey Turnpike Authority,
      Turnpike Revenue (Insured; FSA)   6.50   1/1/16    1,000,000                  1,000,000   1,172,370                 1,172,370
New Jersey Turnpike Authority,
      Turnpike Revenue (Insured; FSA)   5.00   1/1/20                  5,000,000    5,000,000               5,343,500     5,343,500
New Jersey Turnpike Authority,
      Turnpike Revenue (Insured; FSA)   5.25   1/1/26                  4,500,000    4,500,000               5,187,420     5,187,420
New Jersey Turnpike Authority,
      Turnpike Revenue (Insured;
      MBIA)                             5.75   1/1/10                    685,000      685,000                 730,361       730,361
New Jersey Turnpike Authority,
      Turnpike Revenue (Insured;
      MBIA)                             5.75   1/1/10                  2,315,000    2,315,000               2,471,980     2,471,980
New Jersey Turnpike Authority,
      Turnpike Revenue (Insured;
      MBIA)                             6.00   1/1/14                  3,180,000    3,180,000               3,636,044     3,636,044
New Jersey Turnpike Authority,
      Turnpike Revenue (Insured;
      MBIA)                             6.50   1/1/16    1,210,000                  1,210,000   1,420,286                 1,420,286
New Jersey Turnpike Authority,
      Turnpike Revenue (Insured;
      MBIA)                             6.50   1/1/16    3,520,000                  3,520,000   4,121,744                 4,121,744
New Jersey Turnpike Authority,
      Turnpike Revenue (Insured;
      MBIA)                             6.50   1/1/16   17,935,000                 17,935,000  21,051,924                21,051,924
North Hudson Sewerage Authority,
      Sewer Revenue (Insured; FGIC)     5.25   8/1/16                  2,000,000    2,000,000               2,162,440     2,162,440
North Hudson Sewerage Authority,
      Sewer Revenue (Insured; FGIC)     5.25   8/1/17                  2,000,000    2,000,000               2,153,180     2,153,180
North Hudson Sewerage Authority,
      Sewer Revenue (Insured; MBIA)     5.13   8/1/17                  3,000,000    3,000,000               3,337,050     3,337,050
North Hudson Sewerage Authority,
      Sewer Revenue (Insured; FGIC)     5.25   8/1/19    1,000,000                  1,000,000   1,076,590                 1,076,590
Northeast Monmouth County Regional
      Sewer Authority, Sewer Revenue
      (Insured; MBIA)                   5.00  11/1/10                  2,250,000    2,250,000               2,275,065     2,275,065
North Jersey District Water Supply
      Commission, Sewer Revenue
      (Wanaque South Project)
      (Insured; MBIA)                   6.00   7/1/19    2,000,000                  2,000,000   2,306,920                 2,306,920
Ocean County,
      General Improvement               5.00   9/1/10                  1,300,000 a  1,300,000               1,380,626     1,380,626
Ocean County,
      General Improvement               5.00   9/1/10                  1,200,000 a  1,200,000               1,274,424     1,274,424
Ocean County Utilities Authority,
      Wastewater Revenue                5.25   1/1/17                  1,500,000    1,500,000               1,604,490     1,604,490
Port Authority of New York and New
      Jersey (Consolidated Bonds,
      119th Series) (Insured; FGIC)     5.50  9/15/16    4,650,000                  4,650,000   4,702,963                 4,702,963
Port Authority of New York and New
      Jersey (Consolidated Bonds,
      121st Series) (Insured; MBIA)     5.38 10/15/35   14,950,000                 14,950,000  15,357,089                15,357,089
Port Authority of New York and New
      Jersey (Consolidated Bonds,
      124th Series)                     5.00   8/1/19    1,000,000                  1,000,000   1,023,400                 1,023,400
Port Authority of New York and New
      Jersey, Special Obligation
      Revenue (JFK International Air
      Terminal LLC Project)
      (Insured; MBIA)                   6.25  12/1/15    5,000,000                  5,000,000   5,845,050                 5,845,050
Rahway,
      COP (Insured; MBIA)               5.63  2/15/20      600,000                    600,000     644,700                   644,700
Rahway Valley Sewerage Authority,
      Sewer Revenue (Insured; MBIA)     0.00   9/1/32    5,000,000                  5,000,000   1,573,550                 1,573,550
Rahway Valley Sewerage Authority,
      Sewer Revenue (Insured; MBIA)     0.00   9/1/33    5,000,000                  5,000,000   1,504,900                 1,504,900
South Brunswick Township Board of
      Education (Guaranteed; School
      Board Reserve Fund and
      Insured; FGIC)                    5.63  12/1/09                  1,820,000 a  1,820,000               1,933,659     1,933,659
South Jersey Transportation
      Authority, Transportation
      System Revenue  (Insured; FGIC)   5.00  11/1/33    2,500,000                  2,500,000   2,635,000                 2,635,000
Tobacco Settlement Financing Corp.
      of New Jersey, Tobacco
      Settlement Asset-Backed Bonds     5.38   6/1/18                  2,500,000    2,500,000               2,600,025     2,600,025
Tobacco Settlement Financing Corp.
      of New Jersey, Tobacco
      Settlement Asset-Backed Bonds     5.75   6/1/32    7,580,000                  7,580,000   7,986,364                 7,986,364
Tobacco Settlement Financing Corp.
      of New Jersey, Tobacco
      Settlement Asset-Backed Bonds     6.38   6/1/32    8,745,000                  8,745,000   9,598,512                 9,598,512
Tobacco Settlement Financing Corp.
      of New Jersey, Tobacco
      Settlement Asset-Backed Bonds     6.75   6/1/39    1,790,000                  1,790,000   2,015,934                 2,015,934
Tobacco Settlement Financing Corp.
      of New Jersey, Tobacco
      Settlement Asset-Backed Bonds     7.00   6/1/41   10,630,000                 10,630,000  12,208,874                12,208,874
Tobacco Settlement Financing Corp.
      of New Jersey, Tobacco
      Settlement Asset-Backed Bonds     6.25   6/1/43    3,490,000                  3,490,000   3,816,315                 3,816,315
Trenton
      (Insured; FGIC)                   5.13  1/15/13                  1,000,000    1,000,000               1,045,340     1,045,340
Union County Improvement
      Authority, Revenue
      (Correctional Facility Project)   5.00  6/15/22    3,155,000                  3,155,000   3,326,001                 3,326,001
Union County Utilities Authority,
      Solid Waste Revenue (Ogden
      Martin Systems of Union, Inc.)
      (Insured; AMBAC)                  5.38   6/1/20    4,990,000                  4,990,000   5,141,796                 5,141,796
University of Medicine and
      Dentistry of New Jersey
      (Insured; AMBAC)                  5.50  12/1/27   15,425,000                 15,425,000  16,768,055                16,768,055
West Orange Board of Education,
      COP (Insured; MBIA)               6.00  10/1/09      500,000 a                  500,000     539,350                   539,350
U.S. Related--3.8%
Children's Trust Fund of Puerto
      Rico, Tobacco Settlement
      Asset-Backed Bonds                5.75   7/1/10                  1,500,000 a  1,500,000               1,615,260      1,615,260
Guam Waterworks Authority,
      Water and Wastewater System
      Revenue                           6.00   7/1/25    1,000,000                  1,000,000   1,094,230                 1,094,230
Puerto Rico Commonwealth
      (Insured; MBIA)                   5.65   7/1/15    2,000,000                  2,000,000   2,271,820                 2,271,820
Puerto Rico Commonwealth,
      Public Improvement                5.25   7/1/25                  5,000,000    5,000,000               5,393,500     5,393,500
Puerto Rico Commonwealth,
      Public Improvement                5.25   7/1/32    5,000,000                  5,000,000   5,348,150                 5,348,150
Puerto Rico Highway and
      Transporation Authority,
      Transportation Revenue
      (Insured; FGIC)                   5.00   7/1/22                  1,615,000    1,615,000               1,715,582     1,715,582
Puerto Rico Housing Bank and
      Finance Agency, SFMR
      (Affordable Housing Mortgage
      Subsidy Program) (Insured:
      FHLMC, FNMA and GNMA)             6.25   4/1/07      270,000 a                  270,000     273,370                   273,370
Virgin Islands Public Finance
      Authority, Revenue (Senior
      Lien Fund) (Insured; ACA)         5.50  10/1/08                  1,500,000    1,500,000               1,553,925     1,553,925
Virgin Islands Public Finance
      Authority, Revenue, Virgin
      Islands Gross Receipts Taxes
      Loan Note                         6.38  10/1/10    2,000,000 a                2,000,000   2,201,800                 2,201,800
Virgin Islands Public Finance
      Authority, Revenue, Virgin
      Islands Gross Receipts Taxes
      Loan Note                         6.50  10/1/24    3,000,000                  3,000,000   3,343,680                 3,343,680
                                                                                               ------------------------------------
Total Long-Term Municipal Investments
    (cost $431,119,981 and $166,462,819 respectively)                                         461,937,300 173,121,659   635,058,959

Short-Term Municipal                  Coupon  Maturity
Investments--1.5%                     Rate(%)  Date
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey;
New Jersey Economic Development
      Authority, Dock Facility
      Revenue, Refunding
      (Bayonne/IMTT-Bayonne Project)
      (LOC; SunTrust Bank)              3.81  10/1/06    1,000,000 d                1,000,000   1,000,000                 1,000,000
New Jersey Economic Development
      Authority, Revenue, Refunding
      (El Dorado Terminals Co.
      Project) (LOC; SunTrust Bank)     3.81  10/1/06                    300,000 d    300,000                 300,000       300,000
New Jersey Educational Facilities
      Authority, Revenue (Princeton
      University)                       3.62  10/1/06    4,000,000 d   2,000,000 d  6,000,000   4,000,000   2,000,000     6,000,000
Port Authority of New York and New
      Jersey, Special Obligation
      Revenue (Versatile Structure
      Obligation) (Liquidity
      Facility; Bayerische
      Landesbank)                       3.80  10/1/06                    500,000 d    500,000                 500,000       500,000
Port Authority of New York and New
      Jersey, Special Obligation
      Revenue (Versatile Structure
      Obligation) (Liquidity
      Facility; JPMorgan Chase Bank)     3.78 10/1/06                  1,300,000 d  1,300,000               1,300,000     1,300,000
Port Authority of New York and New
      Jersey, Special Obligation
      Revenue (Versatile Structure
      Obligation) (Liquidity
      Facility; JPMorgan Chase Bank)     3.80 10/1/06      700,000 d     100,000 d    800,000     700,000     100,000       800,000
Total Short-Term Municipal Investments
      (cost $5,700,000 and $4,200,000 respectively)                                             5,700,000   4,200,000     9,900,000
                                                                                              -------------------------------------
Total Investments (cost $436,819,981 and $170,662,819 respectively)                           467,637,300 177,321,659   644,958,959
*	Management does not anticipate having to sell any securities as a result of the Exchange.
a	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b	Inverse floater security--the interest rate is subject to change periodically.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, these securities amounted to $29,979,797 or 4.6% of total investments.
d	Securities payable on demand. Variable interest rate--subject to periodic change.

Summary of Abbreviations

ACA AGIC ARRN BIGI CGIC CIFG COP EDR FGIC FHLB FNMA GAN GNMA HR IDC LOC LR MFHR PCR RAC RAW SAAN SFHR SONYMA TAN TRAN	American Capital Access
Asset Guaranty Insurance Company
Adjustable Rate Receipt Notes
Bond Investors Guaranty Insurance
Capital Guaranty Insurance Company
CDC Ixis Financial Guaranty
Certificate of Participation
Economic Development Revenue
Financial Guaranty Insurance Company
Federal Home Loan Bank
Federal National Mortgage Association
Grant Anticipation Notes
Government National Mortgage Association
Hospital Revenue
Industrial Development Corporation
Letter of Credit
Lease Revenue
Multi-Family Housing Revenue
Pollution Control Revenue
Revenue Anticipation Certificates
Revenue Anticipation Warrants
State Aid Anticipation Notes
Single Family Housing Revenue
State of New York Mortgage Agency
Tax Anticipation Notes
Tax and Revenue Anticipation Notes	AGC AMBAC BAN BPA CIC CMAC CP EIR FHA FHLMC FSA GIC GO IDB IDR LOR MBIA MFMR PILOT RAN RRR SBPA SFMR SWDR TAW XLCA	ACE Guaranty Corporation
American Municipal Bond Assurance Corporation
Bond Anticipation Notes
Bond Purchase Agreement
Continental Insurance Company
Capital Market Assurance Corporation
Commercial Paper
Environmental Improvement Revenue
Federal Housing Administration
Federal Home Loan Mortgage Corporation
Financial Security Assurance
Guaranteed Investment Contract
General Obligation
Industrial Development Board
Industrial Development Revenue
Limited Obligation Revenue
Municipal Bond Investors Assurance Insurance Corporation
Multi-Family Mortgage Revenue
Payment in Lieu of Taxes
Revenue Anticipation Notes
Resources Recovery Revenue
Standby Bond Purchase Agreement
Single Family Mortgage Revenue
Solid Waste Disposal Revenue
Tax Anticipation Warrants
XL Capital Assurance

Statement of Financial Futures September 30, 2006 (Unaudited)

Financial Futures Short	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Depreciation at 9/30/2006 ($)
U.S. Treasury 10 Year Notes	215	(23,233,438)	December 2006	(230,762)

                                                                                                   Dreyfus New
                                                                          Dreyfus Premier             Jersey
                                                                             New Jersey            Intermediate
                                                                           Municipal Bond           Municipal
                                                                             Fund, Inc.             Bond Fund
                                                                          --------------------------------------
Summary of Combined Ratings (Unaudited)
Fitch       or       Moody's         or        Standard & Poor's                       Value (%)+
-------------------------------------------------------------------------------------------------------------
AAA                  Aaa                       AAA                            61.5                      64.1
AA                   Aa                        AA                              3.9                       7.4
A                    A                         A                               9.4                       7.1
BBB                  Baa                       BBB                            16.6                      16.1
BB                   Ba                        BB                              0.2                       1.7
B                    B                         B                               1.6
CCC                  Caa                       CCC                             0.2
F1                   MIG1/P1                   SP1/A1                          1.2                       2.5
Not Rated e          Not Rated e               Not Rated   e                   5.4                       1.1
                                                                             --------------------------------
                                                                             100.0                     100.0
+  Based on total investments.
e  Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

Pro Forma Statement of Assets and Liabilities

September 30, 2006 (Unaudited)

                                                                                                                 Dreyfus Premier New
                                                                                                                  Jersey Municipal
                                                                                                                  Bond Fund, Inc.
                                                                                                                 ------------------
                                           Dreyfus Premier New         Dreyfus New Jersey                            Pro Forma
                                          Jersey Municipal Bond       Intermediate Municipal                         Combined
                                              Bond Fund, Inc.             Bond Fund              Adjustments         (Note 1)
                                        ---------------------------   ----------------------  -----------------  ------------------
ASSETS:  Investments in securities,
   at value - See Statement
      of Investments *                         $ 467,637,300          $   177,321,659                             $  644,958,959
   Cash                                                                       424,810             (424,810)                -
   Cash on initial margin                            129,000                      -                                      129,000
   Receivable for investment
      securities sold                                                                                                      -
   Interest receivable                             6,526,522                2,311,740                                  8,838,262
   Receivable for Futures
      Variation Margin                                20,156                      -                                       20,156
   Prepaid expenses and
      other assets                                    23,641                    7,975                                     31,616
                                        ---------------------------   ----------------------  -----------------  ------------------

      Total Assets                               474,336,619              180,066,184                                654,402,803
                                        ---------------------------   ----------------------  -----------------  ------------------

LIABILITIES:
   Due to The Dreyfus Corporation
      and affiliates                                 287,547                  100,530                                    388,077
   Cash overdraft due to Custodian                 1,436,603                      -               (424,810)            1,011,793
   Payable for investment
      securities purchased                                                                                                 -
   Payable for shares of Beneficial
      Interest redeemed                                7,641                   39,183                                     46,824
   Accrued expenses                                   97,474                   45,954                                    143,428
                                        ---------------------------   ----------------------  -----------------  ------------------

       Total Liabilities                           1,829,265                  185,667                                  2,014,932
                                        ---------------------------   ----------------------  -----------------  ------------------
                                                                                                                                                                                                  $
NET ASSETS                              $        472,507,354          $   179,880,517                            $    652,387,871
                                        ===========================   ======================  =================  ==================

COMPOSITION OF
NET ASSETS
   Paid-in-capital                      $         443,223,251         $   173,250,213                            $     616,473,464
   Undistributed investment
     income-net                                            11                  18,340                                       18,351
   Accumulated net realized
      gain (loss) on investments                   (1,087,623)                (46,876)                                  (1,134,499)
   Accumulated net unrealized
      appreciation (depreciation)
      on investments [including
      ($230,762) net unrealized
      (depreciation) on financial
      futures]                                     30,371,715               6,658,840                                  37,030,555
                                        ---------------------------   ----------------------  -----------------  ------------------

NET ASSETS                              $         472,507,354         $   179,880,517                            $    652,387,871
                                        ===========================   ======================  =================  ==================

Class A Shares (200 million,
  $.001 par value shares authorized)

   Net Assets                           $         467,764,180         $           -                              $    467,764,180
   Shares outstanding                              35,623,276                     -                       -            35,623,276
   Net asset value, and redemption
     price per share                    $               13.13         $           -                              $          13.13
                                        ===========================   ======================                     ==================

Maximum offering price per share
  (net asset value                                                    $           -
  plus maximum sales charge)            $               13.75         $           -                              $          13.75
                                        ===========================   ======================                     ==================

Class B Shares (150 million,
  $.001 par value shares authorized)
   Net Assets                           $           1,991,452         $           -                              $      1,991,452
   Shares outstanding                                 151,823                     -                       -               151,823
   Net asset value, offering
     price and redemption
     price per share                    $               13.12         $           -                              $          13.12
                                        ===========================   ======================                     ==================

Class C Shares (150 million, $.001
   par value shares authorized)
   Net Assets                           $           2,751,722         $           -                              $      2,751,722
   Shares outstanding                                 209,739                     -                       -               209,739
   Net asset value, offering price
    and redemption
     price per share                    $               13.12         $           -                              $          13.12
                                        ===========================   ======================                     ==================

Class Z Shares (unlimited number
 $.001 par value shares authorized)
   Net Assets                                                         $       179,880,517                        $    179,880,517
   Shares outstanding                                                          12,904,336            795,627           13,699,963
   Net asset value, offering
    price and redemption
   price per share                                                    $             13.94                        $          13.13
                                        ===========================   ======================                     ==================

* Investments in securities, at cost    $          $ 437,034,823      $       170,662,819                        $    607,697,642

See notes to pro forma financial statements.

Pro Forma Statement of Operations

For the Twelve Months Ended September 30, 2006 (Unaudited)

                                                                                                                 Dreyfus Premier New
                                                                                                                  Jersey Municipal
                                                                                                                  Bond Fund, Inc.
                                                                                                              ------------------
                                        Dreyfus Premier New         Dreyfus New Jersey                            Pro Forma
                                       Jersey Municipal Bond       Intermediate Municipal                         Combined
                                           Bond Fund, Inc.             Bond Fund              Adjustments         (Note 1)
                                     ---------------------------   ----------------------  -----------------  ------------------

INVESTMENT INCOME:

INCOME:     Interest Income           $       24,393,243           $        8,274,581                         $    32,667,824

EXPENSES:   Management fee            $        2,834,508           $        1,087,495       $       - (a)     $     3,922,003
            Shareholder servicing
                costs                          1,380,629                      206,018                               1,586,647
            Professional fees                     60,806                       53,366         (48,000) (a)             66,172
            Prospectus and
             shareholders' reports                26,822                       13,600          (6,000) (a)             34,422
            Custodian fees                        51,820                       20,095          (3,000) (a)             68,915
            Trustees' fees and expenses           96,445                       23,262             -    (a)            119,707
            Registration fees                     56,560                       16,620         (15,000)                 58,180
            Distribution and service fees         29,294                          -                                    29,294
            Loan commitment fees                   3,768                        1,145                                   4,913
            Miscellaneous                         39,200                       21,995         (15,000)                 46,195
                                     ---------------------------   ----------------------  -----------------  ------------------
              Total Expenses                   4,579,852                    1,443,596         (87,000)              5,936,448
                                     ---------------------------   ----------------------  -----------------  ------------------

            Less- reduction in
              management fee due to
              undertaking                      (531,924)                      (15,946)         15,946 (b)            (531,924)

            Less- reduction in
              custody fee due to
              earnings credit                   (30,791)                      (16,544)             -                  (47,335)
                                     ---------------------------   ----------------------  -----------------  ------------------
                Net Expenses                  4,017,137                     1,411,106          (71,054)             5,357,189
                                     ---------------------------   ----------------------  -----------------  ------------------

NET INVESTMENT INCOME                        20,376,106                     6,863,475           71,054             27,310,635
                                     ---------------------------   ----------------------  -----------------  ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

            Net realized gain
             (loss) on investments   $        1,410,438             $         151,117                          $    1,561,555
            Net unrealized
             (depreciation)
             on investment
            [including ($230,762)
             net unrealized
             (depreciation) on
             financial futures]              (4,233,089)                     (933,607)                              (5,166,696)
                                     ---------------------------   ----------------------  -----------------  ------------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                 (2,822,651)                     (782,490)                              (3,605,141)
                                     ---------------------------   ----------------------  -----------------  ------------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS                    $       17,553,455            $        6,080,985      $         71,054    $     23,705,494
                                     ===========================   ======================  =================  ==================

(a)  Reflects the anticipated savings as a result of the Merger.
(b)  Reflects reduction of expense undertaken.

See notes to pro forma financial statements.

Dreyfus Premier New Jersey Municipal Bond Fund, Inc.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — Basis of Combination:

          At special meetings of the Board held on November 8, 2006 and December 13, 2006, the Board of Directors of Dreyfus Premier New Jersey Municipal Bond Fund, Inc. (the “Acquiring Fund”) and Dreyfus New Jersey Intermediate Municipal Bond Fund (the “Fund”), approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of the Fund, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund. Shares will be exchanged for a number of Acquiring Fund shares equal in value to the assets less liabilities of the Fund (the “Exchange”). The Acquiring Fund shares then will be distributed to the Fund’s shareholders on a pro rata basis in liquidation of the Fund. Prior to the Exchange the Acquiring Fund will create Class Z shares. Fund shareholders will receive Acquiring Fund Class Z shares in the Exchange.

          The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund at September 30, 2006. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended September 30, 2006. These statements have been derived from the Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year ends are December 31 for the Acquiring Fund and March 31 for the Fund.

          The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at September 30, 2006. The pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed merger, the Acquiring Fund will be the accounting survivor.

          All costs with respect to the Exchange will be borne by The Dreyfus Corporation.

          The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2 — Portfolio Valuation:

          Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the respective Fund’s Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the respective Board.

          The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require a portfolio to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, a portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at September 30, 2006, are set forth in the Pro Forma Statement of Financial Futures.

NOTE 3 — Capital Shares:

          The pro forma number of shares that would be issuable was calculated by dividing the net assets of the Fund at September 30, 2006 by the Class Z net asset value per share of the Acquiring Fund on September 30, 2006.

NOTE 4 — Pro Forma Operating Expenses:

          The accompanying pro forma statement of operations reflects changes in fund expenses as if the merger had taken place on October 1, 2005.

NOTE 5 — Federal Income Taxes:

          Each fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

          The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.